As filed with the Securities and Exchange Commission on November 8, 2002

                                            1933 Act Registration No. 333-100391

--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                  [X]  Pre-Effective     [ ] Post-Effective
                       Amendment No. 1       Amendment No.

                             MARKMAN MULTIFUND TRUST
                        (Markman Total Return Portfolio)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (952) 920-4848

                            6600 France Avenue South
                                    Suite 565
                             Edina, Minnesota 55435
                       -----------------------------------
                    (Address of Principal Executive Offices)

                                Robert J. Markman
                             Markman MultiFund Trust
                            6600 France Avenue South
                                    Suite 435
                             Edina, Minnesota 55435
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

         The Registrant has registered an indefinite amount of securities of its Markman Total Return Portfolio under the Securities Act of 1933 pursuant to
Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 14f-2 Notice for the Registrant's fiscal year ended December 31, 2002 will be filed with the Commission on or about February 15, 2003.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

                              --------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of Edina and State of Minnesota on the 8th day of November, 2002.

                                           MARKMAN MULTIFUND TRUST

                                           By:      /s/ Robert J.Markman
                                                    Name: Robert J. Markman
                                                      Title: President

         As required by the Securities Act of 1933, the following persons have signed this Pre-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 8th day of November, 2002.

Signatures                          Title

/s/ Robert J. Markman      Chairman of the Board of Trustees
----------------------     and President (Principal executive officer)
Robert J. Markman

/s/ Richard W. London     Treasurer (Principal financial and accounting officer)
---------------------
Richard W. London

/s/ Susan Gale*            Trustee
------------------
Susan Gale

__________________         Trustee
Melinda S. Machones

/s/ Michael J. Monahan*    Trustee
-----------------------
Michael J. Monahan


* By: /s/Robert N. Hickey
      -------------------------
      Robert N. Hickey
      Attorney-in-fact